EX 10.301

FORBEARANCE AGREEMENT

Lodging Fund REIT III OP, LP

This Forbearance Agreement ("Agreement") is made this 27th day of March, 2025 (the

"Effective Date"), by and between Choice Financial Group, a banking corporation organized under the laws of the State of North Dakota, 4501 23rd Ave. S., Fargo, ND 58104 (hereinafter referred to as "Choice"); LF3 Houston, LLC, 1635 43rd St. S. Ste. 205, Fargo ND 58103 ("LF3

Houston"); LF3 Houston 1RS, LLC, 1635 4yd St. S. Ste. 205, Fargo, ND 58103 ("LF3 Houston TRS"); LF3 Wichita Airport, LLC, 1635 4yd St. S. Ste. 205, Fargo, ND 58103 ("LF3 Wichita"); LF3 Wichita Airport 1RS, LLC, 1635 43rd St. S. Ste. 205, Fargo, ND 58103 ("LF3

Wichita TRS", and with LF3 Houston, LF3 Houston 1RS, LF3 Wichita, the "Borrowers");

Corey Maple, 1944 Rose Creek Dr. S., Fargo, ND 58104 ("Maple"); and Lodging Fund REIT III OP, LP, 1635 43rd St. S. Ste. 205, Fargo, ND 58103 ("LF3", and together with Maple, the

"Guarantors"). Borrowers and Guarantors are "Obligors." Obligors and Choice are individually a "Party" and collectively, the "Parties."

1.	RECITALS
1.1.The Parties desire to enter into this Agreement to memorialize their intentions regarding the Obligations described herein.
A.	LF 3 Houston Note
1.2.LF3 Houston and LF3 Houston 1RS have obligations outstanding to Choice as evidenced by Promissory Note #2122570 executed by LF3 Houston and LF3 Houston 1RS dated September 2, 2021, with a maturity date of September 2, 2026 ("LF3 Houston Note"; a copy of which is attached hereto as Exhibit A).
1.3.The interest rate on LF3 Houston Note is 3.850% (the "LF3 Houston Original Rate").
1.4.The LF3 Houston Note requires regular monthly principal and interest payments in the amount of $76,663.86 due on the 2ndday of the month (the "LF3 Houston Monthly

Payment").

1.5.	LF3 Houston Note is in default due to:
a.	failure to make the payments in the amount of $76,663.86 which were due on 2nd day of January, 2025, February 2025 and March 2025 (total past due payments of

$229,991.58) (the "LF3 Houston Payment Default");

b.	failure to provide quarterly financial statements as required by the LF3 Houston Loan Agreement (as defined below); and
c.	failure to pay the property taxes due on the property of $641,289.79 which secured LF3 Houston Note pursuant to the LF3 Houston Mortgage (as defined below)

(the "LF3 Houston Default").

EX 10.301

1.6.LF3 Houston Note provides for late fees if a payment is 10 days or more late calculated at 5.000% of the unpaid portion of the regularly scheduled payment of $50.00, whichever is greater.
1.7.The indebtedness outstanding to Choice pursuant to the LF3 Houston Note as of March 25, 2025, is as follows:

Principal	$13,484,417.72
Accrued Interest	$147,092.52
Late Fees	$26,832.33
Total Due	$13,658,342.57

("LF3 Houston Indebtedness"). Interest continues to accrue on LF3 Houston Indebtedness at a rate of $1,442.08 per day (3.85%);

1.8.The indebtedness due under the LF3 Houston Note is further evidenced by a Business Loan Agreement executed and delivered by LF3 Houston and LF3 Houston TRS to Choice dated September 2, 2021 ("LF3 Houston Loan Agreement"; a copy of which is attached hereto as Exhibit B).
1.9.LF3 Houston Note is secured by Deed of Trust dated September 2, 2021, filed for record with the Harris County Recorder on September 7, 2021, as document #A202200025392 securing the original principal balance of $13,947,217.56, with a maturity date of September 2, 2026 (the "LF3 Houston Mortgage"; a copy of which is attached hereto as Exhibit C).
1.10.The LF3 Houston Mortgage grants to Choice a mortgage lien in the following real property situate in Harris County, Texas, as more fully described in the LF3 Houston Mortgage (the "LF3 Houston Real Property"). The LF3 Houston Real Property or its address is commonly known as 15400 John F. Kennedy Blvd #182, Houston, TX 77032 and has a property tax identification number of 114-358-015-0003.
1.11.LF3 Houston Note is further secured by a Commercial Guaranty executed by Maple dated September 2, 2021 ("LF3 Houston Guaranty 1"; copies of which are attached hereto as Exhibit D), guarantying 50.00% of the principal amount of the Indebtedness that is outstanding under LF3 Houston Note without requiring Choice to first exhaust its remedies against LF3 Houston, LLC and LF3 Houston TRS, LLC.
1.12.LF3 Houston Note is further secured by a Commercial Guaranty executed by Lodging Fund REIT III OP, LP dated September 2, 2021 ("LF3 Houston Guaranty 2"; copies of which are attached hereto as Exhibit E), guarantying the payment and performance of all obligations under LF3 Houston Note without requiring Choice to first exhaust its remedies against LF3 Houston and LF3 Houston TRS.
B.	LF3 Wichita Note
1.13.LF3 Wichita and LF3 Wichita TRS have obligations outstanding to Choice as evidenced by Promissory Note #2164804 executed by LF3 Wichita and LF3 Wichita TRS dated December 21, 2022 ("LF3 Wichita Note"; a copy of which is attached hereto as Exhibit F).

EX 10.301

1.14.The interest rate on LF3 Wichita Note is 6.410% ("LF3 Wichita Original Rate").
1.15.The LF3 Wichita Note requires regular monthly principal and interest payments in the amount of $39,287.30 due on the 2nd day of the month (the "LF3 Wichita Monthly Payment").
1.16.	The LF3 Wichita Note is in default due to:
a.	failure to make the payments in the amount of $39,287.30 which were due on 215t day of February 2025 (total past due payments of $39,287.30) (the "LF3 Wichita Payment Default");
b.	failure to provide quarterly and annual financial statements as required by the LF3 Wichita Loan Agreement (as defined below); and
c.	failure to pay the property taxes due on the property of $296,921.29 which secured the LF3 Wichita Note pursuant to the LF3 Wichita Mortgage (as defined below)

("LF3 Wichita Default", and together with LF3 Houston Default, the "Defaults").

1.17.The LF3 Wichita Note provides for late fees if a payment is 10 days or more late calculated at 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.
1.18.The indebtedness outstanding to Choice pursuant to the LF3 Wichita Note as of March 25, 2025, is as follows:

Principal	$5,589,429.88
Accrued Interest	$54,264.23
Late Fees	$1,964.36
Total Due	$5,645,658.47

("LF3 Wichita Indebtedness", and together with the LF3 Houston Indebtedness, the "Indebtedness"). Interest continues to accrue on LF3 Wichita Indebtedness at a rate of $995.23 per day (6.410%).

1.19.The indebtedness due under the LF3 Wichita Note is further evidenced by the following Business Loan Agreement executed and delivered by LF3 Wichita and LF3 Wichita TRS to Choice dated December 21, 2022 ("LF3 Wichita Loan Agreement"; a copy of which is attached hereto as Exhibit G).
1.20.LF3 Wichita Note is secured by Mortgage dated December 21, 2022, filed for record with the Sedgwick County Recorder on December 29, 2022, as document #30212972 securing the original principal balance of $5,642,000.00, with a maturity date of December 21, 2027 (the "LF3 Wichita Mortgage"; a copy of which is attached hereto as Exhibit H).
1.21.The LF3 Wichita Mortgage grants to Choice a mortgage lien in the following real property situate in Sedgwick County, Kansas, as more fully described in the LF3 Wichita Mortgage (the "LF3 Wichita Real Property"). The LF3 Wichita Real Property or its address is

EX 10.301

commonly known as 1236 S. Dugan Rd., Wichita, KS 67209 and has a property tax identification number of 00443487.

1.22.LF3 Wichita Note is secured by an Assignment of Rents dated December 21, 2022, filed for record with the Sedgwick County Recorder on December 29, 2022, as document #30212973 (the "LF3 Wichita Assignment of Rents"; a copy of which is attached hereto as Exhibit I).
1.23.LF3 Wichita Note is further secured by a Commercial Guaranty executed by Maple dated December 21, 2022 ("LF3 Wichita Guaranty 1"; copies of which are attached hereto as Exhibit J). guarantying 50.00% of the principal amount of the Indebtedness that is outstanding under LF3 Wichita Note without requiring Choice to first exhaust its remedies against LF3 Wichita and LF3 Wichita 'IRS.
1.24.LF3 Wichita Note is further secured by a Commercial Guaranty executed by LF3 dated December 21, 2022 ("LF3 Wichita Guaranty 2"; copies of which are attached hereto as Exhibit K), guarantying 50.00% of the principal amount of the Indebtedness that is outstanding under LF3 Wichita Note and the payment and performance of all obligations under the LF3 Wichita Note without requiring Choice to first exhaust its remedies against LF3 Wichita LLC and LF3 Wichita TRS.
1.25.The Parties desire to enter into this Agreement to memorialize their intentions regarding the Obligations described herein.
2.	OBLIGORS' ACKNOWLEDGMENTS
2.1.	Obligors' Acknowledgments. Obligors acknowledge and agree that:
a.	Recitals. The above recitals are true and correct, including but not limited to the Indebtedness and the Defaults listed above.
b.	Loan Documents. LF3 Houston Note and LF3 Wichita Note (collectively, the "Notes"), LF3 Houston Loan Agreement and LF3 Wichita Loan Agreement (collectively, the "Loan Agreements"), LF3 Wichita Assignment of Rents (the "Assignment of Rents"), LF3 Houston Guaranty 1, LF3 Houston Guaranty 2, LF3 Wichita Guaranty 1, and LF3 Wichita Guaranty 2 (collectively the "Guaranties"), and all other agreements, instruments, and other documents executed in connection with or relating to the Obligations or the Collateral (the "Loan Documents") are legal, valid, binding, and enforceable against Borrowers and Guarantors in accordance with their terms. The terms of the Loan Documents remain unchanged, except as modified by this Agreement.
c.	Obligations. The Obligations are not subject to any setoff, deduction, claim, counterclaim, or defenses of any kind or character whatsoever.
d.	No Lending Obligation. As·a result of the Defaults, Choice has no obligation to make loans or otherwise extend credit to Borrowers under the Loan Documents, except as expressly contemplated under this Agreement.

EX 10.301

e.	Right to Accelerate Obligations. As a result of the Defaults, Choice has the right to accelerate the maturity and demand immediate payment of the Indebtedness and they are now due and payable.
f.	Default Notice. To the extent required by the Loan Documents, Obligors have received timely and proper notice of the Defaults and the opportunity to cure (if any), in accordance with Loan Documents or applicable law, and hereby waive any rights to receive further notice thereof. All applicable cure periods relating to the Defaults have lapsed.
g.	Default Interest Rate. By reason of the Defaults, Choice has the right to impose the default rate of interest under the Loan Documents.
h.	No Waiver of Defaults. Neither this Agreement, nor any actions taken in accordance with this Agreement or the Loan Documents shall be construed as a waiver of or consent to the Defaults or any other existing or future defaults under the Loan Documents, as to which Choice's rights shall remain reserved.
1.

Preservation of Rights and Remedies. Upon breach by Obligors of any obligation under this Agreement, all of Choice's rights and remedies under the Loan Documents and at law and in equity shall be available without restriction or modification, as if this Agreement had not occurred.

J.Lender Conduct. Choice has fully and timely performed all of its obligations and duties in compliance with the Loan Documents and applicable law, and have acted reasonably, in good faith, and appropriately under the circumstances.

3.	IBRMSOFFORBEARANCEAGREEMENT
3.1.Forbearance Until June 15, 2025. The forbearance period shall commence upon the execution of this agreement and terminate on the earlier of June 15, 2025, or Obligors' breach of this Agreement (the "Forbearance Period"). Conditioned upon Obligors complying with each and every term of this Agreement, Choice shall forego taking any action to enforce its rights under the Loan Documents during the Forbearance Period.
3.2.Required Payments. Obligors agree to make the following minimum payments on the Effective Date:
a.	A Forbearance Fee of $50,000.00 (the "Forbearance Fee"). The Forbearance Fee shall be paid in addition to any existing obligations and shall not be applied to the indebtedness;
b.	Payment of the attorneys' fees related to drafting this Agreement of $4,000 (the

"Attorneys' Fees");

c.	LF3 Houston will make a payment of $116,808.77 plus $1,442.08 per day between March 25, 2025 and closing (the "LF3 Houston Required Payment"); and
d.	LF3 Wichita will make a payment of $33,364.42 plus $995.23 per day between March 25, 2025 and closing (the "LF3 Wichita Required Payment").

EX 10.301

3.3.Rate Change. On the Effective date, the LF3 Houston Original Rate, and the LF3 Wichita Original Rate will be changed to the Prime Rate as published in the Wall Street Journal (the "Index") plus 0.50% (the "Temporary Rate"). Upon the termination of the Forbearance Period and the compliance of the Obligors with each and every term of this Agreement, the Temporary Rate shall terminate and the LF3 Houston Original Rate and the LF3 Wichita Original Rate shall be reinstated.
3.4.Modification of Payment Obligations. The Lender and Borrowers agree to adjust the payment obligations under the following notes:
a.	Obligor will be required to make an interest only payment in place of the LF3 Houston Monthly Payment due on April 2, 2025 (the "LF3 Houston Partial Payment"); and
b.	Obliger will be required to make an interest only payment in place of the LF3 Wichita Monthly Payment due on March 21, 2025 and April 21, 2025 (the "LF3 Wichita Partial Payment").
3.5.Assignment of the Sale Proceeds. The Borrower agrees to assign the Net Sale Proceeds (as defined in the Assignment) from the sale of the Hilton Garden Inn owned by LF3 Pineville 2, LLC, as seller, located at 425 Towne Centre Blvd., Pineville, North Carolina to Choice pursuant to the Assignment of Sale Proceeds and Escrow Agreement attached hereto as Exhibit X (the "Closing"). The Net Sale Proceeds will be used by Choice in the following order of priority, provided funds remain available:
a.	First, to pay past due property taxes current on (i) LF3 Houston Real Property and

(ii) LF3 Wichita Real Property;

b.	Second, to pay the LF3 Houston Monthly Payment for the months of January, February, March, and April of 2025 less the LF3 Houston Required Payment less the LF3 Houston Partial Payment (the intent of the Parties is that the required monthly payment is being deferred to the Closing, but not waived);
c.	Third, to pay the LF3 Wichita Monthly Payment for the months of January, February, March, and April of 2025 less the LF3 Wichita Required Payment less the LF3 Wichita Partial Payment (the intent of the Parties is that the required monthly payment is being deferred to the Closing, but not waived);
d.	Fourth, to pay for title fees and appraisal costs related to the LF3 Houston Real Property and LF3 Wichita Real Property;
e.	Fifth, to replenish the Replacement Reserve Account required by the LF3 Houston Loan Agreement in the total amount of $91,000 (related to the foregone deposits required for the months of January 2025 through April 2025);
f.	Sixth, to fund four months of a property tax escrow accounts for LF3 Houston to pay the property taxes related to LF3 Houston Real Property. The Parties intend that the LF3 Houston Escrow Account will remain in place while indebtedness remains outstanding under the LF3 Houston Loan Agreement. The Parties further intend that once the amount held in the respectively escrow account is projected to be insufficient to pay the upcoming annual property taxes, that additional amortized

EX 10.301

monthly escrow payments will be made by LF3 Houston to ensure that sufficient funds are in the account when respective property taxes are due;

g.	Seventh, to fund four months of a property tax escrow accounts for LF3 Wichita to pay the property taxes related to LF3 Wichita Real Property. The Parties intend that the LF3 Wichita Escrow Account will remain in place while indebtedness remains outstanding under the LF3 Wichita Loan Agreement. The Parties further intend that once the amount held in the respectively escrow account is projected to be insufficient to pay the upcoming annual property taxes, that additional amortized monthly escrow payments will be made by LF3 Wichita to ensure that sufficient funds are in the account when respective property taxes are due; and
h.	Eighth, return funds to Obligors.
3.6.New Guaranty. Maple agrees to execute (a) a new Commercial Guaranty guarantying 50% of the LF3 Houston Indebtedness, substantially in the form attached hereto as Exhibit Y; and (b) a new Commercial Guaranty guarantying 50% of the LF3 Wichita Indebtedness, substantially in the form attached hereto as Exhibit Z.
3.7.Exclusion from Forbearance of Foreclosure Action. Should any event occur which jeopardizes Choices' Collateral or priority in said Collateral securing the Indebtedness, in Choice's sole discretion, this Agreement shall not prevent Choice from taking the necessary steps to protect its position in such Collateral.
3.8.Reaffirmation and Continuing Guaranty of Guaranties. All existing Guarantors will execute this Agreement, reaffirm their Obligations under the Guaranties, and make the representations set forth in Section 4 of this Agreement, Reaffirmation and Continuing Guaranty of Guarantors.
4.	REAFFIRMATION AND CONTINUING GUARANTY OF GUARANTORS
4.1.As a material inducement for Choice to enter into this Forbearance Agreement, each Guarantor reaffirms its Obligations to Choice as Guarantors under the Guaranties as follows:
a.	Each Guarantor (i) reaffirms (A) the Guaranties and other Loan Documents to which it is a party, and (B) the Obligations under the Guaranties and other Loan Documents to which it is a party, and (ii) consents to the terms of this Agreement;
b.	Each Guarantors hereby acknowledges and agrees that the execution of this Forbearance Agreement will not alter or diminish the Guaranties in any respect and that, upon such execution of this Agreement, all such duties and obligations of the Guarantors under each respective Guaranty, will remain in full force and effect and unchanged-:-;
c.	Each Guarantors acknowledges and agrees that the Loan Documents (or any of them) as referenced in the Guaranties shall refer to such Loan Documents (or any of them), as modified in connection with the execution and delivery of this Agreement, together with any future renewals, modifications, consolidations or extensions thereof:-; and

EX 10.301

d.	Each Guarantors acknowledges and agrees that this Agreement shall not constitute a novation of the Obligations or Indebtedness guaranteed by the Guarantor under the Guaranties, as herein modified.
5.	RELEASE
5.1.Release of Choice. Upon the execution of this Agreement by all Parties, Obligors hereby releases and forever discharges Choice, its past, present, and future employees, officers, directors, shareholders, and agents from any and all causes of action, legal proceedings, claims, demands, damages, costs, sums of money, accounts, contracts, covenants, notes, controversies, agreements, and promises, whether known or unknown, whether arising in law or equity from the beginning of the world to the date of this Agreement including but not limited to all of the credit facilities extended by Choice and any participants to Obligors as referenced herewithin and all Loan Documents executed simultaneously and related thereto.
6.	MISCELLANEOUS PROVISIONS
6.1.Entire Agreement. The Parties have read this Agreement including each page of this Agreement and understand all of the terms, conditions, and provisions and were given the opportunity to inquire with Choice who drafted this Agreement as to any questions they may have about this Agreement. This Agreement constitutes the entire Agreement between the parties and correctly describes the parties' mutual understanding of the Agreement. Any and all oral or written agreements, representations, or understandings between the parties have either been incorporated into this Agreement or are hereby revoked, released, and terminated before the date of this Agreement. No modifications, deletions, additions, or amendments to this Agreement shall be binding upon any party to this Agreement unless the same are reduced to writing and the writing is signed by all parties. All of the terms of this Agreement are subject to eflch party's approval and until each party has actually signed this Agreement, such approval has never been obtained or granted.
6.2.Other Debt Outstanding to Choice. If Obligors have any other obligations outstanding to Choice not specifically referred to herein, such obligations are not restructured, modified, or altered by this Agreement.
6.3.Notices. Any notices with respect to this Agreement shall be given by first class mail to each Party at the address first listed above and a copy to:

For Obligors:

Samuel C. Montgomery

Legendary Capital

1635 43rd St S

Fargo, ND 58103

For Choice:

John M Krings Jr Kaler Doeling, PLLP 3429 Interstate Blvd S Fargo, ND 58103

EX 10.301

Phone: (701) 232-8757

john@kaler-doeling.com

6.4.Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
6.5.Full Force and Effect. The Loan Documents shall remain unchanged, in full force and effect and continue to govern and control the relationship between the parties hereto, except to the extent they are inconsistent with, superseded, or expressly modified herein. To the extent of any inconsistency, amendment, or superseding provision, this Agreement shall govern and control.
6.6.Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, successors, and assigns, provided that the Obligors' rights under this Agreement are not assignable. Choice may assign their rights and interests in this Agreement, the Loan Documents, and all documents executed in connection with or related to this Agreement or the Loan Documents, at any time without the consent of or notice to Obligors.
6.7.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Dakota without regard to conflict of laws principles thereof.
6.8.No Waiver. No failure to exercise and no delay in exercising any right, remedy, power, or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. Further, Choice's acceptance of payment on account of the Indebtedness or other performance by Obligors after the occurrence of an Event of Default shall not be construed as a waiver of such Event of Default, any other Event of Default, or any of Choice's rights or remedies.
6.9.Cumulative Rights. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.
6.10.Application of Payments. Agent may apply any and all payments it receives from Borrower, any Guarantor, or any other party, and any proceeds of any Collateral, to such portion of the Obligations as Agent shall determine in its sole discretion, unless otherwise specified herein.
6.11.Parties Represented by Counsel. Obligors acknowledge that they have been advised to seek the advice of legal counsel and have been given the opportunity to seek the advice of legal counsel prior to the execution of this Agreement. This Agreement shall not be interpreted against Choice solely due to it being drafted by Choice's counsel.
6.12.	Consent to Jurisdiction; Venue; Service of Process.

EX 10.301

a.	Consent to Jurisdiction. Obligors each hereby irrevocably and unconditionally consent to the jurisdiction of the Cass County District Courts in the state of North Dakota, for the purpose of bringing any litigation, actions, or proceedings in any manner relating to or arising out of this Agreement or any of the Loan Documents.
b.	Waiver of Venue. Obligors hereby each waive any objection they may now or hereafter have to the laying of venue in such court and irrevocably waive, to the fullest extent permitted by applicable law, the defense of forum non conveniens to the maintenance of such action or proceeding in any such court.
c.	Service of Process. Obligors each hereby irrevocably consent to the service of process by certified or registered mail sent to the address provided for notices in Section 6.3 and agree that nothing herein will affect the right of Choice to serve process in any other manner permitted by applicable law.
6.13.Waiver of Jury Trial. EACH PARTY HERETO I{EREBY IRREVOCABLY WAIVES, TO THE FULLESTEXIBNT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY mRY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONIBMPLAIBD HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE, OR ANY OTHER PERSON HAS REPRESENIBD, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT THIS WAIVER IS A MAIBRIAL INDUCEMENT TO ENIBR INTO THIS AGREEMENT.
6.14.Headings. The section headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
6.15.Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf'' or "tif'') format shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WI1NESS WHEREOF, the parties have executed this Agreement at Fargo, North Dakota, the day and year first set forth above.

STAIB OF NOR1H DAKOTA)

) ss.

COUNTY OF CASS)

CHOICE FINANCIAL

/s/ Calvin Teubner

By: Calvin Teubner

Its: President

On this31st day of March, 2025 before me, a notary public, personally appeared

Calvin Teubner, President of Choice Financjal Group, known to me to be the person who is described in and who executed the foregoing instrument and acknowledged that he executed the same.

/s/ Eli Aabrekke

Notary Public

1/31/2029 County, North Dakota My Commission Expires:

Eli Aabrekke

Notary Public

State of North Dakota

My Commission Expires January 21, 2029

EX 10.301

LF3 HOUSTON, LLC

/s/ Norman H. Leslie

By: Norman H. Leslie

Its: CEO

STAIB OF NORTH DAKOTA

COUNTY OF Cass

)

)ss.

)

On this 28th day of March, 2025 before me, a nota1y public, personally appeared Norman H. Leslie, CEO of LF3 Houston,LLC, known to me to be the person who is described in and who executed the foregoing instrument and acknowledged that they executed the same.

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2026

/s/ Jennifer Moum

Notary Public

Cass County, North Dakota

My Commission Expires: April 25, 2026

LF3 HOUSTON TRS, LLC

/s/ Norman H. Leslie

By: Norman H. Leslie

Its: CEO

STAIB OF NORTH DAKOTA

COUNTY OF Cass

)

)ss.

)

On this 28th day of March, 2025 before me, a nota1y public, personally appeared Norman H. Leslie, CEO of LF3 Houston TRS,LLC, known to me to be the person who is described in and who executed the foregoing instrument and acknowledged that they executed the same.

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2026

/s/ Jennifer Moum

Notary Public

Cass County, North Dakota

My Commission Expires: April 25, 2026

EX 10.301

LF3 WICHITA, LLC

/s/ Norman H. Leslie

By: Norman H. Leslie

Its: CEO

STAIB OF NORTH DAKOTA

COUNTY OF Cass

)

)ss.

)

On this 28th day of March, 2025 before me, a nota1y public, personally appeared Norman H. Leslie, CEO of LF3 Wichita,LLC, known to me to be the person who is described in and who executed the foregoing instrument and acknowledged that they executed the same.

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2026

/s/ Jennifer Moum

Notary Public

Cass County, North Dakota

My Commission Expires: April 25, 2026

LF3 WICHITA TRS, LLC

/s/ Norman H. Leslie

By: Norman H. Leslie

Its: CEO

STAIB OF NORTH DAKOTA

COUNTY OF Cass

)

)ss.

)

On this 28th day of March, 2025 before me, a nota1y public, personally appeared Norman H. Leslie, CEO of LF3 Wichita TRS,LLC, known to me to be the person who is described in and who executed the foregoing instrument and acknowledged that they executed the same.

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2026

/s/ Jennifer Moum

Notary Public

Cass County, North Dakota

My Commission Expires: April 25, 2026

EX 10.301

/s/ Corey Maple

Corey Maple, individually

STAIB OF NORTH DAKOTA

COUNTY OF Cass

)

)ss.

)

On this 31st day of March, 2025 before me, a nota1y public, personally appeared Corey Maple, known to me to be the person who is described in and who executed the foregoing instrument and acknowledged that they executed the same.

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2026

/s/ Jennifer Moum

Notary Public

Cass County, North Dakota

My Commission Expires: April 25, 2026

Lodging Fund REIT III OP, LP

/s/ Norman H. Leslie

By: Norman H. Leslie

Its: CEO

STAIB OF NORTH DAKOTA

COUNTY OF Cass

)

)ss.

)

On this 28th day of March, 2025 before me, a nota1y public, personally appeared Norman H. Leslie, CEO of Lodging Fund REIT III OP, LP, known to me to be the person who is described in and who executed the foregoing instrument and acknowledged that they executed the same.

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2026

/s/ Jennifer Moum

Notary Public

Cass County, North Dakota

My Commission Expires: April 25, 2026

Exhibit 10.301